EXHIBIT 10.1

MASTER ASSIGNMENT, INCREASE AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
This Master Assignment, Increase Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (this “Agreement”) dated as of January 5, 2018 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Bison Exploration, LLC, a Delaware limited liability company (“Bison”), Elevation Midstream, LLC, a Delaware limited liability company (“Elevation”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, Inc., a Colorado corporation (“XOG Inc.”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Bison, Elevation, Finance Corp., MTM, TMR, XOG Inc., and XOG LLC, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).
INTRODUCTION
A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of August 16, 2017, as amended by that certain Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 11, 2017 (as so amended, the “Credit Agreement”).

B.The Guarantors have entered into the Amended and Restated Guaranty Agreement dated as of August 16, 2017 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.Subject to the terms and conditions of this Agreement, the Lenders agree to increase the Borrowing Base to $750,000,000 as the November 1, 2017 redetermination of the Borrowing Base.

D.In connection with the Borrowing Base redetermination provided for herein, the Lenders desire to reallocate the Commitments to the amounts set forth on Schedule I attached hereto.

E.The Borrower has requested that the Lenders and the Administrative Agent, subject to the terms and conditions hereof amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.Assignment and Assumption. In lieu of executing and delivering an Assignment and Assumption, each Lender whose Pro Rata Share is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and each Lender whose Pro Rata Share is increasing in connection herewith (each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and the Borrower hereby accepts, the following:

(a)For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and the Credit Agreement, as of the Effective Date, (i) such percentage in and to all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified in Schedule I hereto that would result in the Lenders having the respective Commitments set forth in Schedule I attached hereto (including without limitation any letters of credit and guaranties provided in connection with the Credit Agreement) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.

(b)Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

(c)From and after the Effective Date, Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignees whether such amounts have accrued prior to, on or after the Effective Date. The Assignors and Assignees shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

(d)Administrative Agent, Issuing Lender and Borrower hereby consent to the Assignors’ assignment of the Assigned Interests to the Assignees, waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Agreement, and agree that the terms of this Agreement shall constitute an Assignment and Assumption.

Section 3.Agreement - Increase in Borrowing Base; Maximum Cap. Subject to the terms of this Agreement and after giving effect to the assignment made pursuant to Section 2, as of the Effective Date, the Borrowing Base shall be increased by $225,000,000, resulting in a new Borrowing Base equal to $750,000,000. Such new Borrowing Base shall, unless otherwise adjusted in accordance with the terms of the Credit Agreement, remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with the Credit Agreement, as amended hereby. The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 3 shall be deemed to be the redetermination provided for in Section 2.2(b)(ii) of the Credit Agreement and scheduled for November 1, 2017. Each Lender's Pro Rata Share of the resulting Borrowing Base, after giving effect to the assignment made pursuant to Section 2 above and the increase in the Borrowing Base set forth in this Section 3, is set forth next to its name in Schedule II attached hereto. Each Lender's Pro Rata Share of the Maximum Cap, after giving effect to the assignment made pursuant to Section 2 above and the amendments set forth in Section 4 below, is set forth next to its name in Schedule II attached hereto.

Section 4.Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 8 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms thereto in alphabetical order:

“Amendment No. 2 Effective Date” means January 5, 2018.
“Increase Date” has the meaning specified in Section 2.2(f)(ii).
“Maximum Cap” means $650,000,000, as such amount is increased from time to time in accordance with Section 2.2(f); provided, however, that the Maximum Cap shall never exceed the Borrowing Base. Any increase in the Maximum Cap other than one contemplated under Section 2.2(f) will require the approval of each Lender, the Borrower and the Administrative Agent.
“Maximum Credit Amount” means, at any time and as to any Lender, the least of (a) such Lender’s Commitment at such time, (b) such Lender’s Pro Rata Share of the Borrowing Base then in effect, and (c) such Lender’s Pro Rata Share of the Maximum Cap then in effect.
“Subject Increase” has the meaning specified in Section 2.2(f)(i).
“Subject Lender” has the meaning specified in Section 2.2(f)(i).
(b)Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended as follows:

(1)Clause (a) of the definition of “Availability” is replaced in its entirety with the following:

(a) the aggregate Maximum Credit Amount of all Lenders minus
(2)Clause (b) of the definition of “Borrowing Base Deficiency” is replaced in its entirety with the following:

    (b) the aggregate Maximum Credit Amount of all Lenders.
(3)The defined term “Fee Letter” is deleted in its entirety and replaced with the following:

“Fee Letter” means, collectively, (a) that certain Engagement Letter dated as of June 30, 2017, among the Borrower, Wells Fargo and Arranger, (b) that certain borrowing base increase fee letter dated as of October 11, 2017, among the Borrower, Wells Fargo and Arranger, and (c) that certain borrowing base increase fee letter dated as of January 5, 2018, among the Borrower, Wells Fargo and Arranger.
(4)The defined term “Unused Commitment Amount” is deleted in its entirety and replaced with the following:

“Unused Commitment Amount” means with respect to a Lender at any time, such Lender’s Maximum Credit Amount, minus, in each case the sum of (i) the aggregate outstanding principal amount of all Loans owed to such Lender at such time plus (ii) such Lender's Pro Rata Share of the aggregate Letter of Credit Exposure at such time.
(5)Clause (b) of the definition of “Utilization Level” is replaced in its entirety with the following:

    (b) the aggregate Maximum Credit Amount of all Lenders.
(c)Section 2.2 of the Credit Agreement (Borrowing Base) is amended to add the following new clause (f) to the end thereof:

(f)    Maximum Cap Increase.
(i)    At any time after the Amendment No. 2 Effective Date, the Administrative Agent may effectuate one or more increases in the Maximum Cap (each such increase being a "Subject Increase"), by designating either one or more of the existing Lenders (each of which, in its sole discretion, may determine whether and to what degree to participate in a Subject Increase) or one or more Persons that meet the requirements set forth in Section 9.7(b)(v) and (vi) that at the time agrees, in the case of an existing Lender, to participate in a Subject Increase by increasing its Pro Rata Share as such Lender shall so select and, in the case of Persons that meet the requirements set forth in Section 9.7(b)(v) and (vi), to become a party to this Agreement as a Lender to participate in a Subject Increase (each such existing Lender and Person participating in a Subject Increase, a "Subject Lender"). The Administrative Agent shall provide prompt notice of each Subject Increase pursuant to this Section 2.2(f) to the Borrower and the Lenders. Such notice shall include the amount of the Subject Increase, the names of the Subject Lenders, each existing Lender’s and Subject Lender’s commitment and the Pro Rata Share of the Borrowing Base and the increased Maximum Cap. This Section 2.2(f) shall not be construed to create any obligation on the Administrative Agent or any Lender to increase its Pro Rata Share, to advance or to commit to advance any credit to the Borrower or to arrange for any Person to increase its Pro Rata Share or to advance or to commit to advance any credit to the Borrower.
(ii)    Each Subject Increase shall become effective on the date (as to each Subject Increase, the "Increase Date") on or prior to which the following conditions shall have been satisfied: (A) the receipt by the Administrative Agent of an agreement in form and substance reasonably satisfactory to the Administrative Agent signed by the Subject Lender setting forth the agreement of each Subject Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof binding upon it as a Lender; (B) receipt by each Subject Lender of any upfront fees as agreed to by the Borrower and such Persons and the receipt by the Administrative Agent of such other fees as agreed to by the Borrower and the Administrative Agent; and (C) receipt by each existing Lender of all amounts, if any, required to be paid to it pursuant to Section 2.2(f)(iii) below and Section 2.10 as a result of the prepayments contemplated in Section 2.2(f)(iii). The amount of each Subject Increases shall not exceed the difference of the Borrowing Base then in effect minus the Maximum Cap in effect immediately prior to such Subject Increase.
(iii)    The parties hereto acknowledge and agree that, effective as of each Increase Date and concurrently with the Subject Increase being made effective thereon, in order to accommodate and orderly effect such Subject Increase, each Lender that is not a Subject Lender is deemed to have assigned to each Subject Lender, and each Subject Lender is deemed to have acquired and accepted, such percentage in and to all of such assigning Lender’s rights and obligations in its capacity as a Lender under this Agreement and any other documents or instruments delivered pursuant thereto that would result in each assigning Lender and each Subject Lender having the respective Commitments and applicable percentages of the Borrowing Base and increased Maximum Cap, in each case, as set forth in the notice of Subject Increase provided by the Administrative Agent to the Borrower and the Lenders. The Administrative Agent, each Lender, and the Borrower consent to the foregoing deemed assignment. The assigning Lenders and the Subject Lenders shall make all appropriate adjustments and payments between and among themselves to account for the revised Pro Rata Shares resulting from the assignments between them. From and after each Increase Date, all calculations and payments of interest on the Loans shall take into account the actual Commitments of each Lender and the principal amount outstanding of each Loan made by such Lender during the relevant period of time. Furthermore, (A) on each Increase Date, each Lender's share of the applicable Letter of Credit Exposure on such date shall automatically be deemed to equal such Lender's Pro Rata Share of such Letter of Credit Obligations (such Pro Rata Share for such Lender to be determined as of such Increase Date after giving effect to the Subject Increase effected thereon) without further action by any party, and (B) in order to orderly effectuate each Subject Increase, the Borrower shall prepay any Loans outstanding on the Increase Date for such Subject Increase to the extent necessary to keep the outstanding Loans ratable to reflect the revised Pro Rata Share of the Lenders arising from such Subject Increase and deemed assignments. Any prepayment required to be made by the Borrower in accordance with this clause (iii) may be made with the proceeds of Loans made by the Subject Lenders occurring simultaneously with the prepayment.
(d)Section 2.3 of the Credit Agreement (Letters of Credit) is amended as follows:

(1)Clause (a)(i)(B) is deleted in its entirety and replaced with the following:

(B) an amount equal to (1) the aggregate Maximum Credit Amount of all Lenders minus (2) the sum of the aggregate outstanding amount of all Loans;
(2)The reference to “$25,000,000” in clause (a)(xii) is deleted in its entirety and replaced with the following: “$35,000,000”.

(e)Section 2.5 of the Credit Agreement (Prepayments) is amended by replacing clause (d) thereof in its entirety with the following:

(d)    Reduction of Commitments. On the date of each reduction of the aggregate Commitments pursuant to Section 2.1(c), the Borrower agrees to make a prepayment in respect of the outstanding amount of the Loans to the extent, if any, that the aggregate unpaid principal amount of all Loans plus the Letter of Credit Exposure exceeds the aggregate Maximum Credit Amount of all Lenders.
(f)Section 2.16 of the Credit Agreement (Defaulting Lenders) is amended by replacing the reference to “Non-Defaulting Lender’s Commitment” found in clause (a)(iv) thereof with the following: “Non-Defaulting Lender’s Maximum Credit Amount”.

(g)Section 6.1 of the Credit Agreement (Debt) is amended by replacing clause (g)(ii) thereof in its entirety with the following:

(ii) the Availability shall not be less than 25% of the aggregate Maximum Credit Amount of all Lenders, after giving effect to the incurrence, amendment, extension, supplementation, refinancing, renewal or modification of such Debt and the corresponding reduction to the Borrowing Base pursuant to Section 2.2(e);
(h)Section 6.6 of the Credit Agreement (Use of Proceeds; Use of Letters of Credit) is amended by replacing the reference to “Advances” found therein with the following: “Loans”

(i)Section 6.9 of the Credit Agreement (Restricted Payments) is amended by replacing clause (f)(ii)(B) thereof in its entirety with the following:

(B) Availability is equal to or greater than an amount equal to 15% of the aggregate Maximum Credit Amount of all Lenders; and
Section 5.Reaffirmation of Liens.

(a)Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 6.Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 7.Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date.

(b)(i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 8.Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)Documentation. The Administrative Agent shall have received:

(1)this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; and

(2)a Note payable to each Assignee in the amount of such Assignee’s Commitment (after giving effect to this Agreement), duly and validly executed by the Borrower.

(b)Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)Expenses. The Borrower’s having paid (1) all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement and (2) all fees required under the Fee Letter (as such term is amended hereby).

Section 9.Title. On or before February 5, 2018 (or such later date as may be acceptable to the Administrative Agent in its sole discretion), the Borrower shall from time to time upon the reasonable request of the Administrative Agent, take such actions and execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall, at all times, have received satisfactory title evidence, which title evidence shall be in form and substance acceptable to the Administrative Agent in its sole reasonable discretion and shall include information regarding the before payout and after payout ownership interests held by the Borrower and the Borrower's Restricted Subsidiaries, for all wells located on the Oil and Gas Properties, covering at least (x) 80% of the present value of the Proven Reserves of the Borrower and its Restricted Subsidiaries or (y) 95% of the present value of PDP Reserves of the Borrower and its Restricted Subsidiaries, in each case, as reasonably determined by the Administrative Agent.

Section 10.Effect on Loan Documents. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 11.Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 12.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
BISON EXPLORATION, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

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ADMINSISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Director

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LENDERS:
BARCLAYS BANK PLC,
as a Lender
By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

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SUNTRUST BANK,
as a Lender
By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender
By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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CITIBANK, N.A.,
as a Lender
By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

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GOLDMAN SACHS BANK USA,
as a Lender
By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

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ROYAL BANK OF CANADA,
as a Lender
By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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BANK OF AMERICA, N.A.,
as a Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

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MERCURIA EASTERN US HOLDINGS LLC,
as a Lender
By:	/s/ Marty Bredehoft
Name:	Marty Bredehoft
Title:	Treasurer

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THE HUNTINGTON NATIONAL BANK,
as a Lender
By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Assistant Vice President

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SCHEDULE I
Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER
Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Joe Rottinghaus
	Telephone:	303-863-5367
	Facsimile:	303-863-5196
LOAN PARTIES
Borrower/Guarantors	Address:	370 17th Street, Suite 5300
Denver, CO 80202
	Attn:	Mr. Rusty Kelley
	Website:	www.extractionog.com

[Schedule I continues on the following page]

[SCHEDULE I TO MASTER ASSIGNMENT, INCREASE AGREEMENT, JOINDER AND AMENDMENT NO. 2 TO
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Lender	Commitment
Wells Fargo Bank, National Association	$192,857,142.86
Barclays Bank PLC	$128,571,428.57
Credit Suisse AG, Cayman Islands Branch	$128,571,428.57
SunTrust Bank	$128,571,428.57
ABN AMRO Capital USA LLC	$128,571,428.57
KeyBank National Association	$128,571,428.57
Citibank, N.A.	$105,714,285.72
Goldman Sachs Bank USA	$105,714,285.72
Royal Bank of Canada	$105,714,285.72
Bank of America, N.A.	$62,857,142.85
Mercuria Eastern US Holdings LLC	$10,000,000.01
The Huntington National Bank	$105,714,285.72
PNC Bank, National Association	$105,714,285.72
Capital One, National Association	$62,857,142.85
Total:	$1,500,000,000.00

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SCHEDULE II
MAXIMUM CAP AND BORROWING BASE

Lender	Pro Rata Share of Maximum Cap*	Pro Rata Share of Borrowing Base**
Wells Fargo Bank, National Association	$83,571,428.57	$96,428,571.43
Barclays Bank PLC	$55,714,285.71	$64,285,714.28
Credit Suisse AG, Cayman Islands Branch	$55,714,285.71	$64,285,714.28
SunTrust Bank	$55,714,285.71	$64,285,714.28
ABN AMRO Capital USA LLC	$55,714,285.71	$64,285,714.28
KeyBank National Association	$55,714,285.71	$64,285,714.28
Citibank, N.A.	$45,809,523.81	$52,857,142.86
Goldman Sachs Bank USA	$45,809,523.81	$52,857,142.86
Royal Bank of Canada	$45,809,523.81	$52,857,142.86
Bank of America, N.A.	$27,238,095.25	$31,428,571.43
Mercuria Eastern US Holdings LLC	$4,333,333.33	$5,000,000.00
The Huntington National Bank	$45,809,523.81	$52,857,142.86
PNC Bank, National Association	$45,809,523.81	$52,857,142.86
Capital One, National Association	$27,238,095.25	$31,428,571.43
Total:	$650,000,000.00	$750,000,000.00

* Maximum Cap in effect as of January 5, 2018. Maximum Cap is subject to redetermination pursuant to the terms of this Agreement and the Credit Agreement.

** Borrowing Base in effect as of January 5, 2018. Borrowing Base is subject to redetermination pursuant to the terms of this Agreement and the Credit Agreement.

[SCHEDULE II TO MASTER ASSIGNMENT, INCREASE AGREEMENT, JOINDER AND AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – EXTRACTION]